EXHIBIT 10.1


                             SUBSCRIPTION AGREEMENT
                             ----------------------



New Frontier Energy, Inc.
PO Box 298
Littleton, CO  80120-0298


Ladies and Gentlemen:

     The undersigned (the "Investor") is writing to advise you of the following terms and conditions under which the undersigned hereby offers to subscribe (the "Offer") for the securities of this private placement (the "Offering") offered by New Frontier Energy, Inc., a Colorado corporation (the "Company"). The exclusive placement agent for the Offering is Westminster Securities Corporation (the "Placement Agent"). The Company is issuing units consisting of (a) $13,000 of 12% Series B Cumulative Convertible Preferred Stock, par value $0.001 (the "Preferred"), convertible into 20,000 shares (the "Shares") of the Company's common stock, par value $0.001 ("Common Stock") at the rate of $0.65 per Share and (b) 20,000 detachable three-year warrants (the "Warrants") to purchase one share each of common stock at an exercise price of $1.50 per share (the "Warrant Shares"). The Preferred and the Warrants shall be collectively referred to as the "Units".

     The Company may issue up to $3,003,000 of Units (the "Maximum Offering") in this offering (the "Offering"). The Company and the Placement Agent, upon mutual agreement, may also sell up to an additional $598,600 of Units, representing an over-allotment allowance in the event the Offering is oversubscribed. The undersigned understands that the Units are being issued pursuant to the exemption from registration requirements of the Securities Act of 1933, as amended (the "Securities Act" or the "Act"), provided by Section 4(2) of the Act. As such, the Units and the underlying Shares and Warrant Shares are "restricted securities".

     The Units are being offered on a "best efforts, all or none" basis by the Company through the Placement Agent with respect to the initial $754,000 of Units (the "Minimum Offering"), during an offering period commencing on the date of the Company's Private Placement Memorandum dated November 8, 2004 (the "Memorandum") (the "Commencement Date") and continuing until November 30, 2004 (the "Offering Period"). If the Minimum Offering is not reached, the Offering will terminate on November 30, 2004 (unless extended by mutual agreement of the Company and the Placement Agent to no later than February 1, 2005) and all funds will be returned without interest or deduction. In the event the Minimum Offering is reached, the Offering will continue until the earlier of (i) the close of business (5:00 p.m. EST) on February 1, 2005, (ii) termination by mutual agreement of the Company and the Placement Agent, or (iii) completion of the sale of the Maximum Offering, including any over-allotment sales to which the Company and Placement Agent may agree ("Final Closing"). Any subscription documents or funds received after the Final Closing will be returned.

     All proceeds received from subscribers for the Units offered hereby will be deposited by the Placement Agent in a special non-interest bearing escrow account (the "Escrow Account") with JP Morgan Chase Bank and will be released to the Company against delivery by the Company to the Placement Agent of certificates representing the Preferred and the Warrants comprising the Units (each such date, "Closing Date").

     Capitalized terms not otherwise defined herein shall have the meanings set forth in the Memorandum.

     1. Subscription.
        -------------

     Subject to the terms and conditions hereinafter set forth in this Subscription Agreement, the undersigned hereby offers to purchase Units as set forth in the Investor Signature Page attached hereto.

     If the Offer is accepted, the Units shall be paid for by the delivery of such amount by wire transfer or check payable to the order of "JPMorgan Chase as EA for New Frontier", which is being delivered contemporaneously herewith .

     Once a minimum of $754,000 in Units have been sold and proceeds of a minimum of $754,000 in cleared funds are on deposit in the Escrow Account (the "Minimum Escrow Date") and such subscriptions are accepted by the Company, an initial closing will be held as soon as practicable thereafter.

     Additional closings will be held, at the discretion of the Company and the Placement Agent, at reasonable intervals during the Offering Period, but in no event later than the Final Closing.

     2. Conditions to Offer.
        --------------------

     The Offering is made subject to the following conditions: (i) that the Company shall have the right to accept or reject this Offer, in whole or in part, for any reason whatsoever; and (ii) that the undersigned agrees to comply with the terms of this Subscription Agreement.

     Acceptance of this Offer shall be deemed given by the countersigning of this Subscription Agreement on behalf of the Company.

     3. Representations and Warranties of the Undersigned.
        --------------------------------------------------

     The undersigned, in order to induce the Company to accept this Offer, hereby warrants and represents as follows:

          (A) The undersigned, if not an individual, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by Investor of the Units hereunder has been duly authorized by all necessary action on the part of Investor. This Agreement has been duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms.

          (B) The undersigned has sufficient liquid assets to sustain a loss of the undersigned's entire investment.

          (C) The undersigned is not purchasing the Units as a result of any advertisement, article, notice or other communication regarding the Units published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (D) The undersigned represents that he (she or it) is an Accredited Investor as that term is defined in Regulation D promulgated under the Securities Act. In general, an "Accredited Investor" is deemed to be an institution with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse.

          (E) Subject to meeting the Minimum Offering, Investor agrees that the Investor's subscription shall be irrevocable by Investor, and that, except as required by applicable law, Investor shall not be otherwise entitled to cancel, terminate or revoke this Agreement or any of Investor's obligations hereunder.

          (F) The Company has not made any other representations or warranties to the undersigned with respect to the Company except as contained herein or in the Memorandum. The Company has not rendered any investment advice to the undersigned with respect to the Company.

          (G) The undersigned has not authorized any person or institution to act as his Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Act) in connection with this transaction. The undersigned has such knowledge and experience in financial, investment and business matters that he is capable of evaluating the merits and risks of the prospective investment in the Units. The undersigned has consulted with such independent legal counsel or other advisers as he has deemed appropriate to assist the undersigned in evaluating his proposed investment in the Units.


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
          (H) The undersigned represents that he (i) has adequate means of providing for his current financial needs and possible personal contingencies, and has no need for liquidity of investment in the Units;
     (ii) can afford to (a) hold unregistered securities for an indefinite period of time as required and (b) sustain a complete loss of the entire amount of the subscription; and (iii) has not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive.

          (I) The undersigned has reviewed the Memorandum. The undersigned has also been afforded the opportunity to ask questions of, and receive answers from, the officers and/or directors of the Company concerning the terms and conditions of the Offering and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed himself of such opportunity to the extent he considers appropriate in order to permit him to evaluate the merits and risks of an investment in the Units. It is understood that all documents, records and books pertaining to this investment have been made available for inspection, and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business.

          (J) The undersigned acknowledges that none of the Units, Shares or Warrant Shares have been registered under the Securities Act in reliance on an exemption for transactions by an issuer not involving a public offering, and further understands that the undersigned is purchasing the Units without being furnished any prospectus setting forth all of the information that would be required to be furnished under the Act.

          (K) The undersigned further acknowledges that this Offering has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

          (L) The Units being subscribed for are being acquired solely for the account of the undersigned and not with a view to, or for resale in connection with, any distribution in any jurisdiction where such sale or distribution would be precluded. By such representation, the undersigned means that no other person has a beneficial interest in the Units (or underlying Shares or Warrant Shares) subscribed for hereunder, and that no other person has furnished or will furnish directly or indirectly, any part of or guarantee the payment of any part of the consideration to be paid to the Company in connection therewith. The undersigned does not intend to dispose of all or any part of the Units (or underlying Shares or Warrant Shares) except in compliance with the provisions of the Act and applicable state securities laws and understands that the Units are being offered pursuant to a specific exemption under the provisions of the Act, which exemption(s) depends, among other things, upon compliance with the provisions of the Act.

          (M) Unless the Shares or the Warrant Shares are subject to an effective registration statement, the undersigned further represents and agrees that the undersigned will not sell, transfer or otherwise dispose of or encumber the Units (or underlying Shares or Warrant Shares) unless prior to any such sale, transfer, disposition or encumbrance, the undersigned will, if requested, furnish the Company and its transfer agent with an opinion of counsel satisfactory to the Company in form and substance that registration under the Act or applicable state securities laws is not required. Notwithstanding the foregoing, no consent of the Company shall be required for the undersigned to pledge the Units or underlying securities with a registered broker-dealer in a margin account.

          (N) The undersigned hereby agrees that the Company may insert the following or similar legend on the face of the certificates evidencing the Units and the Shares and Warrants Shares, if required in compliance with federal and state securities laws:


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
               "These securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or under the securities laws of any state. They may not be sold, offered for sale or hypothecated in the absence of a registration statement in effect with respect to the securities under such act or an opinion of counsel reasonably satisfactory to the company that such registration is not required pursuant to a valid exemption therefrom under the Securities Act.

          (O) The undersigned hereby acknowledges that the Placement Agent, its affiliates and/or its beneficial owners may subscribe for Units.

     The undersigned certifies that each of the foregoing representations and warranties set forth in subsection (A) through (O) inclusive of this Section 3 are true as of the date hereof and shall survive such date.

     4. Representations and Warranties of the Company.
        ----------------------------------------------

     The Company hereby makes the following representations and warranties to the Investors:

          (A) Subsidiaries. The Company has one wholly owned subsidiary, Skyline Resources, Inc. ("Subsidiary"). All of the issued and outstanding shares of capital stock of the Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights, and the Company owns all of the issued and outstanding shares of capital stock of the Subsidiary.

          (B) Organization and Qualification. Each of the Company and its Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor the Subsidiary is in violation of any of the provisions of its articles of incorporation, bylaws or other organizational or charter documents.

          (C) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the Offering. The execution and delivery of this Subscription Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and its shareholders and no further consent or action is required by the Company, other than the Required Approvals. This Subscription Agreement, when executed and delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and general principles of equity.

          (D) No Conflicts. The execution, delivery and performance of this Subscription Agreement by the Company and the consummation by the Company of the Offering do not and will not: (i) conflict with or violate any provision of the Company's or the Subsidiary's articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or Subsidiary is a party or by which any property or asset of the Company or Subsidiary is bound or affected, or
     (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority as currently in effect to which the Company or Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate (a) adversely affect the legality, validity or enforceability of the Offering, (b) have or result in or be reasonably likely to have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiary, taken as a whole, or (c) adversely impair the Company's ability to perform fully on a timely basis its obligations under this Subscription Agreement (any of (a), (b) or (c), a "Material Adverse Effect").

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

          (E) Filings, Consents and Approvals. Neither the Company nor the Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this Subscription Agreement, other than (i) the filing with the Commission of the Registration Statement, (ii) the filing with the Commission of a Form D pursuant to Commission Regulation D, (iii) applicable Blue Sky filings and (iv) the filing of the Certificate of Designations with the Colorado Secretary of State (collectively, the "Required Approvals").

          (F) Issuance of the Securities. The Units, and each component or underlying security, are duly authorized and, when issued and paid for in accordance with this Subscription Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, and not subject to any preemptive rights. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock required for issuance of the Shares and the Warrant Shares.

          (G) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company is as set forth in the Memorandum. No person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the Offering. Except as set forth in the Memorandum or SEC Reports (defined below), and for options and shares of capital stock issued or issuable under the Company's stock option plan, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.

          (H) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports") in accordance with the time requirements of the Securities Act and the Exchange Act. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has advised Investor(s) that a correct and complete copy of each of the SEC Reports (together with all exhibits and schedules thereto and as amended to date) is available at http://www.sec.gov, a website maintained by the Commission where Investor(s) may view the SEC Reports. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

          (I) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports: (i) there has been no event, occurrence or development that has had a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders except in the ordinary course of business consistent with prior practice, or purchased,


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

     redeemed or made any agreements to purchase or redeem any shares of its capital stock except consistent with prior practice or pursuant to existing Company stock option or similar plans, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option or similar plans.

          (J) Litigation. Except as set forth in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, the Subsidiary or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which: (i) adversely affects or challenges the legality, validity or enforceability of this Subscription Agreement or the Units or (ii) would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor the Subsidiary is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws. The Company does not have pending before the Commission any request for confidential treatment of information. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

          (K) Compliance. Except as described in the Memorandum, each of the Company and the Subsidiary: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any material indenture, loan or credit agreement or any other material agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), which default or violation would have or result in a Material Adverse Effect, (ii) is not in violation of any order of any court, arbitrator or governmental body, or (iii) is not and has not been in violation of any statute, rule or regulation of any governmental authority, except in each case as would not, individually or in the aggregate, have or result in a Material Adverse Effect.

          (L) Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as described in the SEC Reports, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

          (M) Listing and Maintenance Requirements. The Company's Common Stock currently trades on the Nasdaq Over-the Counter Bulletin Board (OTCBB). The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the periodic SEC reporting requirements necessary to maintain trading on the OTCBB.

          (N) Internal Accounting Controls. Each of the Company and the Subsidiary is in material compliance with all provisions of the Sarbanes Oxley Act of 2002 which are presently applicable to it. Each of the Company and the Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosures controls and procedures to ensure that material information relating to the Company, including its Subsidiary, is made known to the certifying officers by others within those entities. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of August 31, 2004 (such date, the "Evaluation Date"). The Company presented


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     in the Form 10-QSB for the quarter ended August 31, 2004 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-B under the Exchange Act).

          (O) Disclosure. The disclosure provided to the Investor regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company, including all of the SEC Reports, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that the Investor makes or has made no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Subscription Agreement.

     5. Covenants of the Company.
        -------------------------

     (A) Board Approval. The Company has held a meeting of its board of directors ("Board") which authorized the issuance of the Units in this Offering.

     (B) Registration Rights. The Company grants registration rights to the Investor(s) under the following terms and conditions:

     (1) The Company will prepare and file, at its own expense, within thirty
(30) days of the Final Closing, a registration statement under the Securities Act (the "Registration Statement") with the Commission sufficient to permit the non-underwritten public offering and resale of the Shares (subject to adjustment as set forth in Section 5(C) below) and Warrant Shares (subject to adjustment as set forth in the Warrant form) (the "Registrable Securities") through the facilities of all appropriate securities exchanges, if any, on which the Company's Common Stock is being sold or on the over-the-counter market if the Company's Common Stock is traded thereon.

     (2) The Company will use its reasonable best efforts to cause such Registration Statement to become effective within one hundred and twenty (120) days from the Final Closing or, if earlier, within five (5) days of Commission clearance to request acceleration of effectiveness. The number of shares designated in the Registration Statement to be registered shall include all of the Registrable Securities and shall include appropriate language regarding reliance upon Rule 416 to the extent permitted by the Commission. The Company will notify the Investors of the effectiveness of the Registration Statement within three business days of such event. In the event that the number of shares so registered shall prove to be insufficient to register the resale of all of the Registrable Securities, then the Company shall be obligated to file, within thirty (30) days of notice from any Investor, a further Registration Statement registering such remaining shares and shall use its reasonable best efforts to prosecute such additional Registration Statement to effectiveness within ninety
(90) days of the date of such notice.

     (3) The Company will maintain the Registration Statement or post-effective amendment filed under the terms of the subscription agreement effective under the Securities Act until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to such Registration Statement, (ii) all Registrable Securities have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (iii) all Registrable Securities may be sold at any time, without volume or manner of sale limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investor (the "Effectiveness Period").

     (4) If, at any time during which the Registration Statement required by
Section 5(B)(1) and 5(B)(2) above is not effective, the Company shall determine to proceed with the preparation and filing of a separate registration statement pursuant to the Securities Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8, or other limited purpose form), the Company will give written notice of its determination to all the Investors. Upon receipt of a written request from any Investor, within thirty (30) days after receipt of any such notice from the Company, the Company will cause all such Registrable Securities requested by the Investor to be included in such registration statement, all to the extent required to permit the sale or other disposition by such Investors, of such shares. The obligation of the Company under this Section 5(B)(4) shall be unlimited as to the number of registration statements to which it applies, unless the Effectiveness Period has ended.

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

     (5) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement and in complying with applicable federal securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Investors shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of their counsel. The Company shall use its reasonable best efforts to qualify any of the Securities for sale in such states as any Investor reasonably designates and shall furnish indemnification. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply the Investors with copies of the applicable Registration Statement and any prospectus included therein and other related documents in such quantities as may be reasonably requested by the Investors.

     (6) In the event that (i) the Registration Statement is not filed with the Commission within thirty (30) days of the Final Closing, (ii) such Registration Statement is not declared effective by the Commission within the earlier of one hundred and twenty (120) days from the Final Closing Date or five (5) days of clearance by the Commission to request effectiveness, (iii) such Registration Statement is not maintained as effective by the Company for the Effectiveness Period or as allowed by 5(B)(9)(ii) below or (iv) the additional Registration Statement referred to in Section 5(B)(2) is not filed within thirty (30) days or declared effective within ninety (90) days as set forth therein (each a "Registration Default") then the Company will pay Investor (pro rated on a daily basis), as partial compensation for such failure and not as a penalty two percent (2.0%) of the purchase price of the Registrable Securities purchased from the Company and held by the Investor for each month (or portion thereof) until such Registration Statement has been filed (in the case of clause (i) and clause (iv)), and in the event of late effectiveness (in case of clause (ii) above) or lapsed effectiveness (in the case of clause (iii) above), two percent (2.0%) of the purchase price of the Registrable Securities purchased from the Company and held by the Investor each month (or portion thereof) (regardless of whether one or more such Registration Defaults are then in existence, but without duplication of such partial compensatory payments) until such Registration Statement has been declared effective. Such compensatory payments shall be made to the Investors in cash or in stock, at the Company's option, no later than the fifth business day following the month in which such Registration Default(s) occurred, provided, however, that the payment of such amounts shall not relieve the Company from its obligations to register the Securities pursuant to this Section. If the compensatory payments are made in stock, such stock shall be included in an amendment to the Registration Statement, when effective, and shall have unlimited piggyback rights pursuant to Section 5(B)(4) above.

     (7) If the Company does not remit the payment to the Investors as set forth in Section 5(B)(6) above, the Company will pay the Investors interest at the rate of 12% per annum, or the highest rate permitted by law, if less, until such sums have been paid in full, and reasonable costs of collection, including attorneys' fees, in addition to the liquidated damages. The registration of the Registrable Securities pursuant to this provision or payment of such compensatory amounts shall not affect or limit the Investors' other rights or remedies as set forth in this Agreement or at law.

     (8) In the event a Registration Statement is not effective at any time after one year following the Final Closing date (other than an Allowed Delay, as defined in Section 5(B)(9)(ii) below), compensatory payments as defined in
Section 5(B)(6) above shall cease, and the Warrants shall become exercisable pursuant to a cashless exercise feature. At such time, the Company shall cause its counsel to issue such legal opinions as may be reasonably requested by the Investors in connection with any sales of the Shares or the Warrant Shares in accordance with Rule 144 under the Securities Act, within 5 business days of request therefor, without charge to the Investors. In addition, the Investors shall be entitled to unlimited piggyback registration rights under Section 5(B)(4) above.

     (9) In the case of each registration effected by the Company pursuant to any section herein, the Company will keep each Investor advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

     (i) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to a disposition of all securities covered by such registration statement;

     (ii) Notify the Investors at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and at the request of the shareholders, prepare and furnish to them a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Investors, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing; provided that, for not more than five (5) consecutive business days (or a total of not more than thirty (30) calendar days in any twelve
     (12) month period), the Company may delay the disclosure of material non-public information concerning the Company the public disclosure of which at the time is not, in the good faith opinion of the Company in the best interests of the Company and which may, based on the written advice of outside counsel, be delayed under applicable law or regulation (an "Allowed Delay"); provided, further, that the Company shall promptly (i) notify each Investor in writing of the existence of (but in no event, without the prior written consent of such Investors, shall the Company disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay and (ii) advise each Investors in writing to cease all sales under such registration statement until the termination of the Allowed Delay;

     (iii) Use its commercially reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a registration statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify Investor (and, in the event of an underwritten offering, the managing underwriter) of the issuance of such order and the resolution thereof;

     (iv) Cause all shares of Common Stock which are registered in accordance with the provisions herein, to be listed or included for quotation on each exchange or marketplace on which the Company's shares of Common Stock are then listed or included for quotation;

     (v) Provide a transfer agent and registrar for all such shares and CUSIP number for all such shares of Common Stock in each case not later than the effective date of such registration statement; and

     (vi) Otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the Commission.

     (vii) In the event of a transfer of the Shares and the Warrant Shares utilizing the prospectus included within any of the registration statements covered by this Section 5(B), the Company shall cause its counsel to issue a legal opinion permitting such transfer and cause its transfer agent to reissue a new certificate representing such Shares and the Warrant Shares without a restrictive legend within three business days, time being of the essence, in each case without charge to the Investor other than customary transfer fees which may be charged by the transfer agent or broker-dealer. Without limiting the Investor's other legal remedies, the Company shall immediately upon demand reimburse the Investor for the cost and losses occasioned by any buy-in resulting from the Company's failure to timely deliver unlegended share certificates.

     (10) To the extent Investor includes any Shares or Warrant Shares in a registration statement pursuant to the terms hereof, the Company will indemnify and hold harmless Investor, its directors and officers, and each person, if any, who controls Investor within the meaning of the Securities Act, from and against, and will reimburse Investor, its directors and officers and each controlling person with respect to, any and all loss, damage, liability, cost and expense to which Investor or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Investor or any such controlling person in writing specifically for use in the preparation thereof.

     (11) To the extent Investor includes any Shares or Warrant Shares in a registration statement pursuant to the terms hereof, Investor will indemnify and hold harmless the Company, its directors and officers and any controlling person from and against, and will reimburse the Company, its directors and officers and any controlling person with respect to, any and all loss, damage, liability, cost or expense to which the Company, its directors and officers or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in the preparation thereof and provided further, that the maximum amount that may be recovered from Investor shall be limited to the amount of proceeds received by Investor from the sale of such shares of Common Stock

     (12) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable hereunder to the extent permitted by law, provided that (i) no contribution shall be made under circumstances where the indemnifying party would not have been liable for indemnification pursuant to the provisions hereof, (ii) no seller of securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of securities who was not guilty of such fraudulent misrepresentation, and (iii) the amount of the contribution together with any other payments made in respect of such loss, damage, liability or expense, by any seller of securities shall be limited to the net amount of proceeds received by such seller from the sale of such securities.

     (13) The Investor will cooperate with the Company in connection with this Subscription Agreement, including timely supplying all information and executing and returning all documents requested by the Company which are required to enable the Company to perform its obligations to register the Shares and the Warrant Shares (which shall include all information regarding the Investor and proposed manner of sale of securities required to be disclosed in any registration statement filed in accordance with this Section 5).

     (C) Certain Adjustments. The Preferred, Shares, Warrants and Warrant Shares shall receive customary adjustment in connection with forward or reverse stock splits, stock dividends, recapitalizations, reclassification, mergers or consolidations and the like. In addition, the Preferred will have certain weighted-average anti-dilution rights for issuances below $0.65 per share as described in the Certificate of Designations for the Preferred, and the Warrants will have certain weighted-average anti-dilution rights for issuances below $1.50 per share as described in the form of Warrant. Specifically excluded from this anti-dilution adjustment provision are shares issued pursuant to options and warrants outstanding as of the date of the Memorandum, options exercised pursuant to grants under the 2003 New Frontier Energy, Inc. Stock Option and Stock Grant Plan, and certain shares or options issued in connection with strategic mergers or acquisitions consummated by the Company.

     6. Specific State Legends.
        -----------------------

     FOR NEW HAMPSHIRE RESIDENTS ONLY: NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE THAT ANY DOCUMENT FILED UNDER RSA 421-B OF THE NEW HAMPSHIRE UNIFORM SECURITIES ACT IS TRUE, COMPLETE AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR

THE FACT THAT AN EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

     FOR FLORIDA RESIDENTS ONLY: EACH FLORIDA RESIDENT WHO SUBSCRIBES FOR THE PURCHASE OF SECURITIES HEREIN HAS THE RIGHT, PURSUANT TO SECTION 517.061(11)(A)(5) OF THE FLORIDA SECURITIES ACT, TO WITHDRAW HIS SUBSCRIPTION FOR THE PURCHASE AND RECEIVE A FULL REFUND OF ALL MONIES PAID WITHIN THREE BUSINESS DAYS AFTER THE EXECUTION OF THIS SUBSCRIPTION AGREEMENT OR PAYMENT FOR THE PURCHASE HAS BEEN MADE, WHICHEVER IS LATER. WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FORTH IN THIS SUBSCRIPTION AGREEMENT INDICATING HIS INTENTION TO WITHDRAW.

     SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY TELEPHONE TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

     FOR GEORGIA RESIDENTS ONLY THE SECURITIES OFFERED HEREBY ARE BEING ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT

     FOR RESIDENTS OF ALL STATES: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

     THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     7. No Waiver.
        ----------

     Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not thereby or in any manner waive any rights granted to the undersigned under federal or state securities laws.

     8. Revocation.
        -----------

     The undersigned agrees that he shall not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder other than as set forth herein, and that this Subscription Agreement shall survive the death or disability of the undersigned.

     9. Termination of Subscription Agreement.
        --------------------------------------

     If the Company elects to cancel this Subscription Agreement, provided that it returns to the undersigned, without interest and without deduction, all sums paid by the undersigned, this Offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

     10. Miscellaneous.
         --------------

     (A) All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, or by overnight courier service to the undersigned at his address set forth on the Investor Signature Page, and to the Company and the Placement Agent at the addresses set forth in the Memorandum.

     (B) This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

     (C) The provisions of this Subscription Agreement shall survive the execution thereof.

     (D) This Subscription Agreement shall be governed by the laws of the State of New York as an agreement between residents of New York.

     11. Certification.
         --------------

     The undersigned certifies that he has read this entire Subscription Agreement and that every statement on his part made and set forth herein is true and complete.

  INVESTOR SIGNATURE PAGE FOR NEW FRONTIER ENERGY, INC. SUBSCRIPTION AGREEMENT
           Please print or type, Use ink only. (All Parties Must Sign)


The undersigned investor hereby certifies that he (i) has received and relied solely upon the Confidential Private Placement Memorandum, this Subscription Agreement and their respective exhibits and schedules, (ii) agrees to all the terms and conditions of this Subscription Agreement, (iii) meets the suitability standards set forth herein and (iv) is a resident of the state or foreign jurisdiction indicated below.


Dollar Amount of Units Subscribed for: $_________________________ ($13,000 Units for 20,000 Shares and 20,000 Warrants)



___________________________________     If other than individual check one and
Name of Investor (Print)                indicate capacity of signatory under
                                        the signature:
                                           [ ] Trust
______________________________________     [ ] Estate
Name of Joint Investor (if any) (Print)    [ ] Uniform Gifts to Minors Act,
                                               State of __________
                                           [ ] Attorney-in-fact
                                           [ ] Corporation
______________________________________     [ ] Other
Signature of Investor
                                        If Joint Ownership, Check one:
                                          [ ] Joint Tenants with Right of
                                          [ ] Survivorship
______________________________________    [ ] Tenants in Common
Signature of Joint Investor (if any)      [ ] Tenants by the Entirety
                                          [ ] Community by Property
______________________________________
Capacity of Signatory (if applicable)    Backup Withholding Statement:
                                         [ ] Please check this box only if the
                                             investor is subject to backup
                                             withholding
______________________________________
Social Security or Taxpayer
 Identification Number
                                         Foreign Person:
Investor Address:                         [ ] Please check this box only if the
                                              investor is a nonresident alien,
                                              foreign corporation, foreign
____________________________________          partnership, foreign trust or
Street Address                                foreign estate

                                          Country ___________ Passport # _______


____________________________________
City         State         Zip Code        ID #______________ ID Type __________

Telephone: (     )   Fax: (      )

Email:_____________________________________________

Address for Delivery of Securities (if different from above):

_________________________________________________

_________________________________________________
City                      State          Zip Code

Broker:


Westminster Registered Rep.________________       Other Investor Representative:

                                                   _____________________________

The investor agrees to the terms of this Agreement and, as required by the Regulations pursuant to the Internal Revenue Code, certifies under penalty of perjury that (1) the Social Security Number or Taxpayer Identification Number and address provided above is correct, (2) the investor is not subject to backup withholding (unless the Backup Withholding Statement box is checked) either because he has not been notified that he is subject to backup withholding as a result of a failure to report all interest or dividends or because the Internal Revenue Service has notified him that he is no longer subject to backup withholding and (3) the investor (unless, the Foreign Person box above is checked) is not a nonresident alien, foreign partnership, foreign trust or foreign estate.


     THE SUBSCRIPTION FOR UNITS OF NEW FRONTIER ENERGY, INC. BY THE ABOVE NAMED INVESTOR(S) IS ACCEPTED THIS ________ DAY OF ______________________, 2004.

                                            NEW FRONTIER ENERGY, INC.


                                            By:___________________________
                                            Name:  Paul G. Laird
                                            Title:    President